CLARION PARTNERS REAL ESTATE INCOME FUND INC.

Consolidated Schedule of investments (unaudited)	March 31, 2024

(Percentages shown based on Fund net assets)

				VALUE
PRIVATE REAL ESTATE - 84.2%
EQUITY - 58.2%
REAL ESTATE INVESTMENTS - 47.4%
Industrial - 22.4%
100 Friars Boulevard, West Deptford, NJ				$27,600,000	(a)
3828 Civic Center, Las Vegas, NV				8,100,000	(a)
12000 East 56th Avenue, Denver, CO				13,000,000	(a)
Chino Industrial Portfolio, Chino, CA				36,400,000	(a)
Nordeast Business Center, Minneapolis, MN				17,400,000	(a)
Rojas East Distribution Center, El Paso, TX				51,700,000	(a)

Total Industrial				154,200,000

Life Science - 2.7%
55 Messina Drive, Braintree, MA				18,500,000	(a)

Mixed-Use - 5.1%
Congress Commons, Austin, TX				35,300,000	(a)

Office - 6.5%
The Sheds on Charlotte, Nashville, TN				45,100,000	(a)

Residential - 10.7%
Anker Haus, Charlotte, NC				20,700,000	(a)
Retreat at Weaverville, Weaverville, NC				53,100,000	(a)

Total Residential				73,800,000

TOTAL REAL ESTATE INVESTMENTS				326,900,000

			STATED OWNERSHIP%(b)
INVESTMENTS IN NON-CONSOLIDATED JOINT VENTURES - 10.8%
Industrial - 3.2%
456 Sullivan Avenue, South Windsor, CT			95.0%	22,012,298	(a)(c)

Life Science - 2.6%
Fusion Life Science HQ, Carlsbad, CA			85.0%	17,805,368	(a)(c)

Residential - 5.0%
Mosaic at Largo Station, Largo, MD			92.5%	34,827,962	(a)(c)

TOTAL INVESTMENTS IN NON-CONSOLIDATED JOINT VENTURES				74,645,628

TOTAL EQUITY (Cost - $394,471,603)				401,545,628

	RATE	MATURITY DATE	FACE AMOUNT
REAL ESTATE LENDING - 26.0%
INVESTMENTS IN REAL ESTATE LOANS - 21.4%
Mixed-Use - 2.6%
Aertson Midtown Mezzanine B Loan	9.140%	10/1/25	$18,000,000	18,000,000	(a)

See Notes to Schedule of Investments.

Clarion Partners Real Estate Income Fund Inc. 2024 Quarterly Report	1

CLARION PARTNERS REAL ESTATE INCOME FUND INC.

Consolidated Schedule of investments (unaudited) (cont’d)	March 31, 2024

(Percentages shown based on Fund net assets)

	RATE	MATURITY DATE	FACE AMOUNT	VALUE
INVESTMENTS IN REAL ESTATE LOANS - (continued)
Office - 2.0%
Memphis Logistics Mezzanine Loan (SOFR + 6.464%, 0.150% SOFR floor)	11.326%	8/9/24	$14,000,000	$14,000,000	(a)(d)

Residential - 12.3%
Post District Mezzanine Loan (SOFR + 6.000%, 3.750% SOFR floor)	12.580%	11/11/25	17,033,823	17,033,823	(a)(d)
The Biltmore Mezzanine Loan (SOFR + 7.250%, 3.000% SOFR floor)	11.782%	4/11/26	40,874,013	40,874,013	(a)(d)
The Lodge Mezzanine Loan	7.400%	7/1/27	20,200,000	19,904,232	(a)
The Parker off Pearl Mezzanine Loan	7.400%	7/1/27	7,300,000	7,193,113	(a)

Total Residential				85,005,181

Retail - 4.5%
Southpark Meadows Mezzanine Loan	9.000%	11/10/27	31,000,000	31,000,000	(a)

TOTAL INVESTMENTS IN REAL ESTATE LOANS (Cost - $148,407,857)				148,005,181

PREFERRED EQUITY - 2.5%
Residential - 2.5%
Avilla Enclave	10.125%	3/13/33	9,407,453	9,407,453	(a)
Avilla Suncoast (SOFR + 6.750%, 4.620% SOFR floor)	12.070%	3/29/33	7,660,404	7,660,404	(a)(d)

TOTAL PREFERRED EQUITY (Cost - $17,067,857)				17,067,857

SENIOR LENDING - 2.1%
Industrial - 2.1%
73rd and Washington Senior Loan (SOFR + 6.000%, 3.000% SOFR floor)	11.326%	6/1/26	11,187,704	11,187,705	(a)(d)
Summit at Surprise Senior Loan (SOFR + 5.000%, 5.329% SOFR floor)	10.329%	9/1/26	3,534,062	3,534,062	(a)(d)

TOTAL SENIOR LENDING (Cost - $14,721,767)				14,721,767

TOTAL REAL ESTATE LENDING (Cost - $180,197,481)				179,794,805

TOTAL PRIVATE REAL ESTATE (Cost - $574,669,084)				581,340,433

PUBLICLY-TRADED REAL ESTATE SECURITIES - 13.5%
COLLATERALIZED MORTGAGE OBLIGATIONS(e) - 12.2%
280 Park Avenue Mortgage Trust, 2017-280P E (1 mo. Term SOFR + 2.419%)	7.737%	9/15/34	2,130,000	1,966,635	(f)(g)
BANK, 2021-BN34 F	2.250%	6/15/63	850,000	408,428	(f)
BANK, 2021-BN35 H	1.661%	6/15/64	1,050,000	349,128	(f)(g)
BANK, 2021-BN35 K	1.661%	6/15/64	3,076,923	767,798	(f)(g)
BANK, 2022-BNK43 E	3.000%	8/15/55	1,000,000	596,728	(f)
BANK, 2022-BNK44 D	4.000%	11/15/32	590,000	411,982	(f)(g)

See Notes to Schedule of Investments.

2	Clarion Partners Real Estate Income Fund Inc. 2024 Quarterly Report

CLARION PARTNERS REAL ESTATE INCOME FUND INC.

Consolidated Schedule of investments (unaudited) (cont’d)	March 31, 2024

(Percentages shown based on Fund net assets)

	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS(e) - (continued)
BANK, 2023-BNK46 D	4.000%	8/15/56	$2,000,000	$1,385,434	(f)
Bank of America Merrill Lynch Commercial Mortgage Trust, 2017-BNK3 E	4.491%	2/15/50	1,000,000	643,568	(f)(g)
Benchmark Mortgage Trust, 2019-B12 WMA	4.246%	8/15/52	1,000,000	835,876	(f)(g)
Benchmark Mortgage Trust, 2023-V3 D	4.000%	7/15/56	450,000	365,352	(f)
BIG Commercial Mortgage Trust, 2022-BIG F (1 mo. Term SOFR + 5.436%)	10.761%	2/15/39	500,000	486,110	(f)(g)
BPR Trust, 2022-OANA A (1 mo. Term SOFR + 1.898%)	7.223%	4/15/37	750,000	754,642	(f)(g)
BWAY Mortgage Trust, 2015-1740 E	3.697%	1/10/35	500,000	2,562	(f)(g)
BX Commercial Mortgage Trust, 2019-IMC G (1 mo. Term SOFR + 3.646%)	8.971%	4/15/34	1,869,000	1,861,465	(f)(g)
BX Commercial Mortgage Trust, 2022-LP2 G (1 mo. Term SOFR + 4.106%)	9.431%	2/15/39	402,541	398,465	(f)(g)
BX Trust, 2021-SDMF F (1 mo. Term SOFR + 2.051%)	7.376%	9/15/34	479,626	463,739	(f)(g)
BX Trust, 2024-CNYN D (1 mo. Term SOFR + 2.690%)	7.990%	4/15/29	1,600,000	1,605,794	(f)(g)(h)
BXHPP Trust, 2021-FILM C (1 mo. Term SOFR + 1.214%)	6.539%	8/15/36	430,000	402,889	(f)(g)
CAFL Issuer LLC, 2023-RTL1 A2	9.300%	12/28/30	580,000	583,135	(f)
Chase Mortgage Finance Corp., 2016-SH2 M4	3.750%	12/25/45	890,114	789,829	(f)(g)
Citigroup Commercial Mortgage Trust, 2013-375P B	3.518%	5/10/35	980,000	929,867	(f)(g)
Citigroup Commercial Mortgage Trust, 2015-GC29 D	3.110%	4/10/48	2,000,000	1,707,933	(f)
Citigroup Commercial Mortgage Trust, 2015-P1 D	3.225%	9/15/48	1,500,000	1,304,670	(f)
Citigroup Mortgage Loan Trust, 2022-A A1, Step bond (6.170% to 8/25/25, 9.170% to 8/25/26 then 10.170%)	6.170%	9/25/62	662,985	663,413	(f)
COLT Mortgage Loan Trust, 2022-2 B1	3.955%	2/25/67	500,000	390,608	(f)(g)
CSAIL Commercial Mortgage Trust, 2015-C3 C	4.350%	8/15/48	250,000	212,483	(g)
CSMC OA LLC, 2014-USA F	4.373%	9/15/37	420,000	149,636	(f)
CSMC Trust, 2020-FACT E (1 mo. Term SOFR + 5.226%)	10.552%	10/15/37	1,500,000	1,403,218	(f)(g)
Eagle RE Ltd., 2023-1 M1B (30 Day Average SOFR + 3.950%)	9.270%	9/26/33	1,000,000	1,034,761	(f)(g)

See Notes to Schedule of Investments.

Clarion Partners Real Estate Income Fund Inc. 2024 Quarterly Report	3

CLARION PARTNERS REAL ESTATE INCOME FUND INC.

Consolidated Schedule of investments (unaudited) (cont’d)	March 31, 2024

(Percentages shown based on Fund net assets)

	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS(e) - (continued)
Eagle RE Ltd., 2023-1 M2 (30 Day Average SOFR + 5.200%)	10.520%	9/26/33	$420,000	$439,899	(f)(g)
Ellington Financial Mortgage Trust, 2020-2 B2	4.804%	10/25/65	500,000	425,980	(f)(g)
Ellington Financial Mortgage Trust, 2022-1 B1	3.870%	1/25/67	750,000	537,242	(f)(g)
ELP Commercial Mortgage Trust, 2021-ELP A (1 mo. Term SOFR + 0.815%)	6.141%	11/15/38	249,709	247,700	(f)(g)
Extended Stay America Trust, 2021-ESH A (1 mo. Term SOFR + 1.194%)	6.519%	7/15/38	457,128	457,278	(f)(g)
FARM Mortgage Trust, 2021-1 B	3.241%	7/25/51	350,271	257,146	(f)(g)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2019-HQA4 B2 (30 Day Average SOFR + 6.714%)	12.035%	11/25/49	710,000	782,767	(f)(g)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA3 B2 (30 Day Average SOFR + 6.250%)	11.570%	10/25/33	725,000	846,511	(f)(g)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA5 B2 (30 Day Average SOFR + 5.500%)	10.820%	1/25/34	1,500,000	1,655,508	(f)(g)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA6 B2 (30 Day Average SOFR + 7.500%)	12.820%	10/25/41	750,000	815,538	(f)(g)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-HQA4 B2 (30 Day Average SOFR + 7.000%)	12.320%	12/25/41	640,000	682,284	(f)(g)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2021-1 BXS	11.770%	9/25/60	746,877	594,212	(f)(g)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2022-1 BXS, IO	3.559%	11/25/61	1,724,085	696,635	(f)(g)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2015-DNA3 B (30 Day Average SOFR + 9.464%)	14.785%	4/25/28	1,226,044	1,348,394	(g)

See Notes to Schedule of Investments.

4	Clarion Partners Real Estate Income Fund Inc. 2024 Quarterly Report

CLARION PARTNERS REAL ESTATE INCOME FUND INC.

Consolidated Schedule of investments (unaudited) (cont’d)	March 31, 2024

(Percentages shown based on Fund net assets)

	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS(e) - (continued)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2016-DNA1 B (30 Day Average SOFR + 10.114%)	15.435%	7/25/28	$511,993	$569,423	(g)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Securitized Participation Interests Trust, 2017 - SPI1 B	4.115%	9/25/47	154,951	108,493	(f)(g)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Trust, 2019-DNA3 B2 (30 Day Average SOFR + 8.264%)	13.585%	7/25/49	750,000	866,146	(f)(g)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Trust, 2019-FTR3 B2 (30 Day Average SOFR + 4.914%)	10.236%	9/25/47	800,000	843,293	(f)(g)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Trust, 2019-FTR4 B2 (30 Day Average SOFR + 5.114%)	10.435%	11/25/47	750,000	798,059	(f)(g)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Trust, 2019-HQA3 B2 (30 Day Average SOFR + 7.614%)	12.935%	9/25/49	340,000	383,983	(f)(g)
Federal National Mortgage Association (FNMA) - CAS, 2016-C03 1B (30 Day Average SOFR + 11.864%)	17.185%	10/25/28	989,458	1,147,452	(f)(g)
Federal National Mortgage Association (FNMA) - CAS, 2016-C04 1B (30 Day Average SOFR + 10.364%)	15.685%	1/25/29	246,980	280,758	(f)(g)
Federal National Mortgage Association (FNMA) - CAS, 2018-C06 1B1 (30 Day Average SOFR + 3.864%)	9.185%	3/25/31	350,000	376,236	(f)(g)
Federal National Mortgage Association (FNMA) - CAS, 2020-R01 1B1 (30 Day Average SOFR + 3.364%)	8.685%	1/25/40	140,000	145,154	(f)(g)
Federal National Mortgage Association (FNMA) - CAS, 2021-R01 1B1 (30 Day Average SOFR + 3.100%)	8.420%	10/25/41	500,000	515,163	(f)(g)
Federal National Mortgage Association (FNMA) - CAS, 2022-R01 1B1 (30 Day Average SOFR + 3.150%)	8.470%	12/25/41	1,000,000	1,029,206	(f)(g)

See Notes to Schedule of Investments.

Clarion Partners Real Estate Income Fund Inc. 2024 Quarterly Report	5

CLARION PARTNERS REAL ESTATE INCOME FUND INC.

Consolidated Schedule of investments (unaudited) (cont’d)	March 31, 2024

(Percentages shown based on Fund net assets)

	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS(e) - (continued)
Federal National Mortgage Association (FNMA) - CAS, 2024-R01 1B2 (30 Day Average SOFR + 4.000%)	9.320%	1/25/44	$340,000	$346,706	(f)(g)
Federal National Mortgage Association (FNMA) - CAS, 2024-R02 1B1 (30 Day Average SOFR + 2.500%)	7.820%	2/25/44	1,000,000	1,009,137	(f)(g)
FREMF Mortgage Trust, 2021-F117 CS (30 Day Average SOFR + 6.400%)	11.720%	7/25/31	1,221,445	1,216,311	(f)(g)
Greystone CRE Notes, 2024-HC3 D (1 mo. Term SOFR + 5.333%)	10.663%	3/15/41	750,000	749,502	(f)(g)
GS Mortgage Securities Corp. Trust, 2018- 3PCK B (1 mo. Term SOFR + 2.864%)	8.189%	9/15/31	575,000	566,538	(f)(g)
GS Mortgage Securities Corp. Trust, 2018- HULA G (1 mo. Term SOFR + 3.703%)	9.033%	7/15/25	1,829,545	1,763,392	(f)(g)
GS Mortgage Securities Corp. Trust, 2018- SRP5 C (1 mo. Term SOFR + 4.297%)	9.623%	9/15/31	511,828	97,156	(f)(g)
GS Mortgage Securities Corp. Trust, 2024- 70P E	8.666%	3/10/41	500,000	509,550	(f)(g)
GS Mortgage Securities Trust, 2015-GC28, D	4.306%	2/10/48	500,000	456,552	(f)(g)
GS Mortgage Securities Trust, 2015-GC30 D	3.384%	5/10/50	1,630,000	1,291,834
GS Mortgage Securities Trust, 2015-GC32 D	3.345%	7/10/48	1,500,000	1,323,691
Hawaii Hotel Trust, 2019-MAUI F (1 mo. Term SOFR + 2.797%)	8.123%	5/15/38	1,570,000	1,556,704	(f)(g)
HIT Trust, 2022-HI32 G (1 mo. Term SOFR + 7.228%)	12.553%	7/15/24	969,139	966,987	(f)(g)
Home RE Ltd., 2023-1 M2 (30 Day Average SOFR + 6.000%)	11.320%	10/25/33	500,000	535,468	(f)(g)
JPMorgan Chase Commercial Mortgage Securities Trust, 2015-JP1 D	4.223%	1/15/49	1,500,000	1,250,046	(g)
JPMorgan Chase Commercial Mortgage Securities Trust, 2017-FL11 E (PRIME + 0.964%)	9.464%	10/15/32	82,765	82,209	(f)(g)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-MKST G (1 mo. Term SOFR + 4.864%)	10.189%	12/15/36	175,000	14,681	(f)(g)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-MKST H (1 mo. Term SOFR + 7.364%)	12.689%	12/15/36	175,000	11,032	(f)(g)

See Notes to Schedule of Investments.

6	Clarion Partners Real Estate Income Fund Inc. 2024 Quarterly Report

CLARION PARTNERS REAL ESTATE INCOME FUND INC.

Consolidated Schedule of investments (unaudited) (cont’d)	March 31, 2024

(Percentages shown based on Fund net assets)

	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS(e) - (continued)
JPMorgan Chase Commercial Mortgage Securities Trust, 2021-HTL5 F (1 mo. Term SOFR + 4.379%)	9.705%	11/15/38	$500,000	$478,197	(f)(g)
JPMorgan Chase Commercial Mortgage Securities Trust, 2021-NYMZ M (1 mo. Term SOFR + 7.364%)	12.690%	6/15/26	500,000	395,415	(f)(g)
LHOME Mortgage Trust, 2024-RTL1 A2	9.165%	1/25/29	650,000	648,212	(f)
Med Trust, 2021-MDLN G (1 mo. Term SOFR + 5.364%)	10.689%	11/15/38	1,890,925	1,892,981	(f)(g)
MIC Trust, 2023-MIC A	8.437%	12/5/38	1,000,000	1,079,240	(f)(g)
MIC Trust, 2023-MIC B	9.532%	12/5/38	500,000	539,653	(f)(g)
Morgan Stanley Capital Trust, 2016-BNK2 B	3.485%	11/15/49	500,000	410,871
MSWF Commercial Mortgage Trust, 2023-2 D	4.000%	12/15/56	950,000	674,907	(f)
MTN Commercial Mortgage Trust, 2022- LPFL F (1 mo. Term SOFR + 5.285%)	10.615%	3/15/39	500,000	469,758	(f)(g)
Natixis Commercial Mortgage Securities Trust, 2022-JERI G (1 mo. Term SOFR + 7.458%)	12.783%	1/15/39	3,000,000	2,324,287	(f)(g)
Natixis Commercial Mortgage Securities Trust, 2022-RRI E (1 mo. Term SOFR + 5.193%)	10.518%	3/15/35	1,513,369	1,514,806	(f)(g)
NCMF Trust, 2022-MFP G (1 mo. Term SOFR + 5.128%)	10.453%	3/15/39	2,000,000	1,934,123	(f)(g)
New Residential Mortgage Loan Trust, 2022-NQM4 A3	5.000%	6/25/62	860,767	814,331	(f)
NewRez Warehouse Securitization Trust, 2021-1 F (1 mo. Term SOFR + 5.364%)	10.694%	5/25/55	281,667	282,109	(f)(g)
NYMT Loan Trust, 2022-SP1 A1, Step bond (5.250% to 7/1/25, 8.250% to 7/1/26 then 9.250%)	5.250%	7/25/62	864,368	871,456	(f)
NYMT Loan Trust, 2024-BPL1 A2	8.617%	2/25/29	530,000	525,423	(f)
OBX Trust, 2021-NQM2 A3	1.563%	5/25/61	103,382	83,034	(f)(g)
OBX Trust, 2022-NQM1 A2	3.001%	11/25/61	750,000	556,134	(f)(g)
OBX Trust, 2022-NQM7 A3	5.700%	8/25/62	507,946	502,513	(f)
PMT Credit Risk Transfer Trust, 2019-2R A (1 mo. Term SOFR + 3.864%)	9.197%	5/30/25	231,883	232,229	(f)(g)
PMT Credit Risk Transfer Trust, 2019-3R A (30 Day Average SOFR + 3.814%)	9.136%	11/27/31	141,276	141,553	(f)(g)
PRKCM Trust, 2024-AFC1 A2	6.636%	3/25/59	1,229,633	1,234,694	(f)
PRKCM Trust, 2023-AFC1 A3	7.304%	2/25/58	380,766	376,039	(f)

See Notes to Schedule of Investments.

Clarion Partners Real Estate Income Fund Inc. 2024 Quarterly Report	7

CLARION PARTNERS REAL ESTATE INCOME FUND INC.

Consolidated Schedule of investments (unaudited) (cont’d)	March 31, 2024

(Percentages shown based on Fund net assets)

	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS(e) - (continued)
PRKCM Trust, 2023-AFC1 M1	7.555%	2/25/58	$430,000	$421,753	(f)(g)
PRKCM Trust, 2023-AFC3 A3	7.088%	9/25/58	898,540	903,094	(f)
RIAL Issuer Ltd., 2022-FL8 E (1 mo. Term SOFR + 5.500%)	10.827%	1/19/37	500,000	471,202	(f)(g)
Saluda Grade Alternative Mortgage Trust, 2024-RTL4 A2	7.500%	2/25/30	580,000	554,601	(f)
Saluda Grade Alternative Mortgage Trust, 2024-RTL5 A1	7.762%	4/25/30	560,000	561,790	(f)
SMR Mortgage Trust, 2022-IND G (1 mo. Term SOFR + 7.500%)	12.825%	2/15/39	556,635	471,776	(f)(g)
SMRT, 2022-MINI E (1 mo. Term SOFR + 2.700%)	8.026%	1/15/39	1,650,000	1,602,431	(f)(g)
Toorak Mortgage Trust, 2024-RRTL1 B1	9.768%	2/25/39	300,000	291,707	(f)(g)
Toorak Mortgage Trust, 2024-RRTL1 B2	9.768%	2/25/39	240,000	228,496	(f)(g)
UBS Commercial Mortgage Trust, 2018-C15 C	5.140%	12/15/51	650,000	584,114	(g)
UBS Commercial Mortgage Trust, 2018-C15 D	5.140%	12/15/51	570,000	472,191	(f)(g)
Verus Securitization Trust, 2020-2 B1	5.360%	5/25/60	750,000	719,729	(f)(g)
Verus Securitization Trust, 2020-5 B1	3.707%	5/25/65	500,000	429,531	(f)(g)
Verus Securitization Trust, 2024-INV1 A3	6.470%	3/25/69	1,000,000	1,005,728	(f)(g)
WB Commercial Mortgage Trust, 2024-HQ A	6.134%	3/15/40	1,000,000	1,006,736	(f)(g)
Wells Fargo Commercial Mortgage Trust, 2015-C28 D	4.080%	5/15/48	1,500,000	1,216,291	(g)
Wells Fargo Commercial Mortgage Trust, 2017-C42 D	2.800%	12/15/50	1,500,000	1,039,942	(f)(g)
Wells Fargo Commercial Mortgage Trust, 2022-JS2 G	3.454%	12/15/39	750,000	501,036	(f)(g)
Wells Fargo Commercial Mortgage Trust, 2022-ONL F	4.928%	12/15/39	500,000	392,695	(f)(g)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $84,819,589)				84,330,912

ASSET-BACKED SECURITIES - 0.8%
Argent Securities Inc., Asset-Backed Pass- Through Certificates, 2003-W3 M1	4.412%	9/25/33	220,596	199,495	(g)
Cascade MH Asset Trust, 2019-MH1 M	5.985%	11/25/44	300,000	288,270	(f)(g)
Cascade MH Asset Trust, 2021-MH1 B2	5.573%	2/25/46	500,000	422,535	(f)
Cascade MH Asset Trust, 2021-MH1 B3	7.569%	2/25/46	500,000	397,668	(f)(g)
FS Rialto Issuer LLC, 2022-FL5 E (1 mo. Term SOFR + 5.415%)	10.741%	6/19/37	650,000	612,677	(f)(g)
Home Partners of America Trust, 2021-2 F	3.799%	12/17/26	480,720	430,771	(f)

See Notes to Schedule of Investments.

8	Clarion Partners Real Estate Income Fund Inc. 2024 Quarterly Report

CLARION PARTNERS REAL ESTATE INCOME FUND INC.

Consolidated Schedule of investments (unaudited) (cont’d)	March 31, 2024

(Percentages shown based on Fund net assets)

	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ASSET-BACKED SECURITIES - (continued)
KREF Ltd., 2021-FL2 C (1 mo. Term SOFR + 2.114%)	7.440%	2/15/39	$928,500	$855,834	(f)(g)
MF1 LLC, 2022-FL10 E (1 mo. Term SOFR + 6.229%)	11.555%	9/17/37	1,500,000	1,495,183	(f)(g)
MF1 Ltd., 2020-FL4 A (1 mo. Term SOFR + 1.814%)	7.140%	11/15/35	382,829	383,538	(f)(g)
TRTX Issuer Ltd., 2022-FL5 E (30 Day Average SOFR + 4.350%)	9.669%	2/15/39	500,000	448,958	(f)(g)

TOTAL ASSET-BACKED SECURITIES (Cost - $5,810,062)				5,534,929

CORPORATE BONDS & NOTES - 0.2%
CONSUMER DISCRETIONARY - 0.0%††
Hotels, Restaurants & Leisure - 0.0%††
Full House Resorts Inc., Senior Secured Notes	8.250%	2/15/28	400,000	382,594	(f)

REAL ESTATE - 0.2%
Hotel & Resort REITs - 0.1%
Service Properties Trust, Senior Secured Notes	8.625%	11/15/31	570,000	608,485	(f)

Real Estate Management & Development - 0.1%
Five Point Operating Co. LP/Five Point Capital Corp., Senior Notes	10.500%	1/15/28	600,000	618,249	(f)

TOTAL REAL ESTATE				1,226,734

TOTAL CORPORATE BONDS & NOTES (Cost - $1,541,209)				1,609,328

CONVERTIBLE BONDS & NOTES - 0.2%
FINANCIALS - 0.2%
Mortgage Real Estate Investment Trusts (REITs) - 0.2%
PennyMac Corp., Senior Notes	5.500%	3/15/26	380,000	362,444
Two Harbors Investment Corp., Senior Notes	6.250%	1/15/26	710,000	674,500

TOTAL CONVERTIBLE BONDS & NOTES (Cost - $1,009,565)				1,036,944

See Notes to Schedule of Investments.

Clarion Partners Real Estate Income Fund Inc. 2024 Quarterly Report	9

CLARION PARTNERS REAL ESTATE INCOME FUND INC.

Consolidated Schedule of investments (unaudited) (cont’d)	March 31, 2024

(Percentages shown based on Fund net assets)

RATE			SHARES	VALUE
PREFERRED STOCKS - 0.1%
FINANCIALS - 0.1%
Mortgage Real Estate Investment Trusts (REITs) - 0.1%
AGNC Investment Corp., Non Voting Shares (6.125% to 4/15/25 then 3 mo. USD LIBOR + 4.697%)	6.125%		25,850	$593,516	(g)

TOTAL PUBLICLY-TRADED REAL ESTATE SECURITIES (Cost - $93,788,552)				93,105,629

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $668,457,636)				674,446,062

		MATURITY DATE	FACE AMOUNT
SHORT-TERM INVESTMENTS - 2.7%
U.S. TREASURY BILLS - 1.2%
U.S. Treasury Bills (Cost - $8,182,018)	5.152%	4/16/24	$8,200,000	8,182,013	(i)

			SHARES
MONEY MARKET FUNDS - 1.5%
Dreyfus Government Cash Management, Institutional Shares (Cost - $10,739,503)	5.219%		10,739,503	10,739,503	(j)

TOTAL SHORT-TERM INVESTMENTS (Cost - $18,921,521)				18,921,516

TOTAL INVESTMENTS - 100.4% (Cost - $687,379,157)				693,367,578

Other Liabilities in Excess of Other Assets - (0.4)%				(2,882,195)

TOTAL NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS - 100.0%				$690,485,383

See Notes to Schedule of Investments.

10	Clarion Partners Real Estate Income Fund Inc. 2024 Quarterly Report

CLARION PARTNERS REAL ESTATE INCOME FUND INC.

Consolidated Schedule of investments (unaudited) (cont’d)	March 31, 2024

(Percentages shown based on Fund net assets)

††	Represents less than 0.1%.

(a)	Investment is valued using significant unobservable inputs (Note 1).

(b)	Stated ownership % represents the Fund’s contractual ownership in the joint venture prior to the impact of promote structures.

(c)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At March 31, 2024, the total market value of investments in Affiliated Companies was $74,645,628 and the cost was $68,916,331 (Note 2).

(d)	Floating rate investment. Interest rate disclosed is as of the most recent information available.

(e)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(f)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(g)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(h)	Securities traded on a when-issued or delayed delivery basis.

(i)	Rate shown represents yield-to-maturity.

(j)	Rate shown is one-day yield as of the end of the reporting period.

Abbreviation(s) used in this schedule:
CAS	— Connecticut Avenue Securities
IO	— Interest Only
LIBOR	— London Interbank Offered Rate
REMIC	— Real Estate Mortgage Investment Conduit
SOFR	— Secured Overnight Financing Rate
USD	— United States Dollar

At March 31, 2024, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Depreciation
Contracts to Sell:
U.S. Treasury 5-Year Notes	8	6/24	$853,424	$856,125	$(2,701)

This Consolidated Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Clarion Partners Real Estate Income Fund Inc. 2024 Quarterly Report	11

Notes to Consolidated Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Clarion Partners Real Estate Income Fund Inc. (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that continuously offers its shares. The Fund is a Maryland corporation and has elected to be taxed as a real estate investment trust (a “REIT”) for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”). The Board of Directors authorized 400 million shares of $0.001 par value common stock. The Fund’s investment objective is to provide current income and long-term capital appreciation.

The Fund seeks to achieve its objective by investing primarily in a portfolio of private commercial real estate and publicly traded real estate securities.

Generally, all investments made by the Fund in private commercial real estate, including real property and investments in real estate loans, will be made through individual special purpose vehicles (“SPV”). Unless otherwise noted, this schedule of investments is the consolidated schedule of investments of the Fund and each SPV. Investments which are joint ventures, where no party has control, are not consolidated and are carried at fair value as disclosed below.

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946.

(a) Investment valuation. The Fund calculates its net asset value by subtracting liabilities (including accrued expenses or distributions) from the total assets of the Fund (the value of investments, plus cash or other assets, including interest and distributions accrued but not yet received). The Fund’s assets and liabilities are valued in accordance with GAAP using the principles set forth below.

Private commercial real estate

The fair values of private real estate lending investments are generally determined by discounting the future contractual cash flows to the present value using a current market interest rate. The market rate is determined by considering one or more of the following criteria as appropriate: (i) interest rates for loans of comparable quality and maturity, (ii) the value of the underlying collateral and (iii) the prevailing state of the debt markets. The valuations of investments in real estate loans are prepared by independent external appraisers on a monthly basis. The significant unobservable inputs used in the fair value measurement of the Fund’s investment in real estate loans are the selection of certain credit spreads and the loan to value ratios.

The fair values of real estate investments are generally determined by considering the income, cost and sales comparison approaches of estimating property value. The income

12	Clarion Partners Real Estate Income Fund Inc. 2024 Quarterly Report

Notes to Consolidated Schedule of Investments (unaudited) (continued)

approach estimates an income stream for a property (typically 10 years) and discounts this income plus a reversion (presumed sale) into a present value at a risk adjusted rate. Yield rates and growth assumptions utilized in this approach are derived from market transactions as well as other financial and industry data. The cost approach estimates the replacement cost of the building less physical depreciation plus the land value. Generally, this approach provides a check on the value derived using the income approach. The sales comparison approach compares recent transactions to the appraised property. Adjustments are made for dissimilarities that typically provide a range of value. The discount rate and the exit capitalization rate are significant inputs to these valuations. These rates are based on the location, type and nature of each property, and current and anticipated market conditions.

Many factors are also considered in the determination of fair value including, but not limited to, the operating cash flows and financial performance of the properties, property types and geographic locations, the physical condition of the asset, prevailing market capitalization rates, prevailing market discount rates, general economic conditions, economic conditions specific to the market in which the assets are located, and any specific rights or terms associated with the investment. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the values that would be determined by negotiations held between parties in a sale transaction.

The valuations of real estate investments are prepared by independent external appraisers. Limited scope, restricted appraisals are performed on a monthly basis and typically include a limited comparable sales analysis and a full discounted cash flow income approach. Annually, a full-scope, detailed appraisal report is completed and typically includes a market analysis, cost approach, sales comparison approach and an income approach containing a discounted cash flow analysis and direct capitalization method. The full-scope report is prepared by an additional third-party appraisal firm. Since appraisals consider the estimated effect of physical depreciation, historical cost depreciation and amortization on real estate related assets have been excluded from net investment income. Development costs and major renovations are capitalized as a component of cost, while routine maintenance and repairs are expensed as incurred.

Investments in non-consolidated joint ventures are stated at fair value. The Fund’s ownership interests are valued based on the Fund’s ownership interest in the underlying entities and the fair value of the underlying real estate, using the same techniques as described within this Note. Any other factors, such as ownership percentage, ownership rights, buy/sell agreements, distribution provisions, and capital call obligations are also considered. Upon the disposition of all investments in joint ventures by an investee entity,

Clarion Partners Real Estate Income Fund Inc. 2024 Quarterly Report	13

Notes to Consolidated Schedule of Investments (unaudited) (continued)

the Fund will continue to state its equity in the remaining net assets of the investee entity during the wind down period, if any, that occurs prior to the dissolution of the investee entity.

Real estate securities and other investments

The valuations for fixed income securities (which may include, but are not limited to, corporate bonds, mortgage-backed and asset-back securities, and collateralized mortgage obligations) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

Valuation oversight

Pursuant to policies adopted by the Board of Directors, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

14	Clarion Partners Real Estate Income Fund Inc. 2024 Quarterly Report

Notes to Consolidated Schedule of Investments (unaudited) (continued)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio investment that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Clarion Partners Real Estate Income Fund Inc. 2024 Quarterly Report	15

Notes to Consolidated Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-Term Investments†:
Real Estate Investments	—	—	$326,900,000	$326,900,000
Investments in Non- Consolidated Joint Ventures	—	—	74,645,628	74,645,628
Investments in Real Estate Loans	—	—	148,005,181	148,005,181
Preferred Equity	—	—	17,067,857	17,067,857
Senior Lending	—	—	14,721,767	14,721,767
Collateralized Mortgage Obligations	—	$84,330,912	—	84,330,912
Asset-Backed Securities	—	5,534,929	—	5,534,929
Corporate Bonds & Notes	—	1,609,328	—	1,609,328
Convertible Bonds & Notes	—	1,036,944	—	1,036,944
Preferred Stocks	$593,516	—	—	593,516

Total Long-Term Investments	593,516	92,512,113	581,340,433	674,446,062

Short-Term Investments†:
U.S. Treasury Bills	—	8,182,013	—	8,182,013
Money Market Funds	10,739,503	—	—	10,739,503

Total Short-Term Investments	10,739,503	8,182,013	—	18,921,516

Total Investments	$11,333,019	$100,694,126	$581,340,433	$693,367,578

LIABILITIES

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other Financial Instruments:
Futures Contracts††	$2,701	—	—	$2,701

†	See Consolidated Schedule of Investments for additional detailed categorizations.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments	Balance as of December 31, 2023	Accrued premiums/ discounts	Realized gain (loss)	Change in unrealized appreciation (depreciation)[1]	Purchases
Real Estate Investments	$326,098,899	—	—	$705,133	$95,968

16	Clarion Partners Real Estate Income Fund Inc. 2024 Quarterly Report

Notes to Consolidated Schedule of Investments (unaudited) (continued)

Investments	Balance as of December 31, 2023	Accrued premiums/ discounts	Realized gain (loss)	Change in unrealized appreciation (depreciation)[1]	Purchases
Investments in Non- Consolidated Joint Ventures	$73,859,696	—	—	$(724,193)	$1,510,125
Investments in Real Estate Loans	147,377,110	—	—	17,114	610,957
Preferred Equity	16,885,511	—	—	—	182,346
Senior Lending	5,728,125	—	—	—	8,993,642

Total	$569,949,341	—	—	$(1,946)	$11,393,038

Investments (cont’d)	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2024	Net change in unrealized appreciation (depreciation) for investments still held at March 31, 2024[1]
Real Estate Investments	—	—	—	$326,900,000	$705,133
Investments in Non- Consolidated Joint Ventures	—	—	—	74,645,628	(724,193)
Investments in Real Estate Loans	—	—	—	148,005,181	17,114
Preferred Equity	—	—	—	17,067,857	—
Senior Lending	—	—	—	14,721,767	—

Total	—	—	—	$581,340,433	$(1,946)

[1]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain material Level 3 investments. The table does not include Level 3 investments with values derived utilizing

Clarion Partners Real Estate Income Fund Inc. 2024 Quarterly Report	17

Notes to Consolidated Schedule of Investments (unaudited) (continued)

prices from prior transactions or third party pricing information without adjustment (e.g., broker quotes, pricing services, net asset values).

	Fair Value at 3/31/24 (000’s)	Valuation Technique(s)	Unobservable Input(s)	Value/Range	Impact to Valuation from an Increase in Input*
Real Estate Investments:
Industrial	$154,200	Discounted cash flow	Discount rate	6.50% to 8.00%	Decrease
			Exit capitalization rate	5.00% to 6.50%	Decrease
Life Science	$18,500	Discounted cash flow	Discount rate	6.75%	Decrease
			Exit capitalization rate	5.50%	Decrease
Mixed-Use	$35,300	Discounted cash flow	Discount rate	7.25%	Decrease
			Exit capitalization rate	6.00%	Decrease
Office	$45,100	Discounted cash flow	Discount rate	7.25%	Decrease
			Exit capitalization rate	6.25%	Decrease
Residential	$73,800	Discounted cash flow	Discount rate	6.75%	Decrease
			Exit capitalization rate	5.50%	Decrease
Investments in Non-Consolidated Joint Ventures:
Industrial	$22,012	Discounted cash flow	Discount rate	6.00%	Decrease
			Exit capitalization rate	5.00%	Decrease
Life Science	$17,805	Discounted cash flow	Discount rate	7.50%	Decrease
			Exit capitalization rate	6.75%	Decrease
Residential	$34,828	Discounted cash flow	Discount rate	6.75%	Decrease
			Exit capitalization rate	5.50%	Decrease
Investments in Real Estate Loans:
Mixed-Use	$18,000	Yield Method	Credit spread	7.28%	Decrease
			Loan to value ratio	82.98%	Decrease
Office	$14,000	Yield Method	Loan to value ratio	88.79%	Decrease
Residential	$85,005	Yield Method	Credit spread	6.00%	Decrease
			Loan to value ratio	65.06% to 80.78%	Decrease
Retail	$31,000	Yield Method	Credit spread	8.75%	Decrease
			Loan to value ratio	83.87%	Decrease
Preferred Equity:
Residential	$17,068	Yield Method	Credit spread	7.00%	Decrease
			Loan to value ratio	81.16% to 82.17%	Decrease
Senior Lending:
Industrial	$14,722	Yield Method	Loan to value ratio	7.52% to 27.83%	Decrease

*

This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

2. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities. The following companies were considered affiliated companies for all or some portion of the period ended March 31, 2024. The

18	Clarion Partners Real Estate Income Fund Inc. 2024 Quarterly Report

Notes to Consolidated Schedule of Investments (unaudited) (continued)

following transactions were effected in such companies for the period ended March 31, 2024.

	Affiliate Value at December 31, 2023	Purchased	Sold	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at March 31, 2024
		Cost	Proceeds
456 Sullivan Avenue, South Windsor, CT	$21,261,913	$973,275	—	—	$250,800	$(222,890)	$22,012,298
Fusion Life Science HQ, Carlsbad, CA	17,575,175	362,950	—	—	747,635	(132,757)	17,805,368
Mosaic at Largo Station, Largo, MD	35,022,608	173,900	—	—	475,262	(368,546)	34,827,962

	$73,859,696	$1,510,125	—	—	$1,473,697	$(724,193)	$74,645,628

Clarion Partners Real Estate Income Fund Inc. 2024 Quarterly Report	19